UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007 (June 17, 2007)
Catuity Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30045	38-3518829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Preston Ave., Suite 302
Charlottesville, VA 22902		(434) 979-0724
(Address of principal		(Registrant’s telephone number,
executive offices)		including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
As disclosed in the Form 10-QSB filed by Catuity Inc. (the “Company”) on May 11, 2007, management’s strategy for the Company during 2007 consisted of the following components: 1) to remain focused on offering our core customer base — retailers and their partners — a broad range of products, services and programs to help them reach, reward and retain their customers; 2) to raise additional debt and/or equity financing to allow the Company to continue in operation and satisfy its financial obligations; and 3) to complete one or more strategic acquisitions. To date, management has been unsuccessful in its efforts to raise additional capital and complete a strategic acquisition. As of the date of this filing, the Company has approximately $100,000 in cash to support its U.S.-based operations, secured debt of $1,800,000 and unsecured U.S.-based trade debt of approximately $275,000.
On June 17, 2007, in a specially called meeting, the Board of Directors (the “Board”) of the Company voted to direct the Company’s management to seek buyers for the Company and/or its assets after determining that the Company would be unable to raise sufficient capital in the U.S. public markets to be able to continue as a going concern. The key assets that management is seeking to sell include: (1) its wholly-owned Australian subsidiary, Loyalty Magic; (2) its patent portfolio; and (3) its loyalty software portfolio designed for: (a) specialty retailers; (b) the gaming market; (c) the Australian market; and (d) for smart card/contact-less card-based programs. Management can provide no assurance that the net proceeds generated from the sales of the Company’s assets will approximate their respective fair values.
As part of its strategy, the Company will immediately suspend its operations in the U.S. Our actions to date have included the termination of substantially all of the holding company’s U.S.-based employees; the decision to take no new client orders; and to begin discussions with our existing customers and resellers about how they will be affected by our decision. As of the date of the filing of this report, three executives of the company are working toward the orderly resolution of the affairs of the Company. No assurance can be given as to how long any of these executives will remain active in managing the company’s affairs. Further, management can provide no assurance that the Company will be able to maintain its good standing with Nasdaq and the Australian Stock Exchange, nor can it provide assurance that the Company will be able to meet its reporting obligations with the Securities and Exchange Commission.
The Company’s management is in open and regular communication with the holders of its outstanding 10% Senior Convertible Debentures (the “Senior Notes”) and Series A Preferred Stock, Gottbetter Capital Master, Ltd. and Roswell Capital Management’s Bridgepointe Master Fund Ltd. We are actively discussing alternatives to support the orderly wind-down of the Company. As of the date of the filing of this report, the Company is current on its obligations to its secured lenders and is not currently in default on its secured debt obligations. However, management can make no assurance that an event of default will not occur in the near future as it manages the resolution of the Company’s affairs and solicits offers to sell the Company’s assets. Following an event of default, including the failure to pay monthly interest when due, the indebtedness due under the Senior Notes can be accelerated. For a complete description of the terms of the Senior Notes, reference is made to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated November 22, 2006.

Item 2.05 Costs Associated with Exit or Disposal Activities.
As discussed in Item 2.02 above, on June 17, 2007, the Board of Directors of the Company committed to a strategy to commence an orderly wind-down of the Company. In order to implement this strategy, the Company will be required to retain a small U.S.-based staff consisting of its Chief Executive and Chief Financial Officers, and will need to be able to retain its current legal counsel and independent auditors. The Company has not yet estimated the total costs that will be incurred to complete the liquidation of the Company’s assets.
Upon the successful sale(s) of the Company’s assets, the net proceeds shall be utilized to repay outstanding secured indebtedness of approximately $1,800,000. The remaining net proceeds, if any, would then be utilized (in the order specified) to: 1) pay wages of U.S-based employees; 2) pay unsecured U.S-based trade debt and similar obligations, including U.S.-based employee claims and lease obligations; and 3) redeem the outstanding Series A Convertible Preferred Stock (stated value of $700,000). However, there can be no assurance that the Company will be successful in its efforts to sell the Company’s assets, nor can there be any assurance that such sales, if consummated, will result in net proceeds that would be available to unsecured creditors, preferred stockholders or common stockholders.
Item 2.06 Material Impairments.
As part of the strategy committed to by the Board of Directors discussed in Item 2.02 above, the Company intends to pursue the sale of its wholly-owned subsidiary, Loyalty Magic. In the event that the negotiated price for the sale of Loyalty Magic is less than its current carrying value, the Company may be required to record an impairment charge during the second quarter of 2007. The Company is not currently able to estimate the amount or range of amounts of such impairment, if any.
FORWARD-LOOKING INFORMATION
This document includes “forward-looking” statements within the meaning of the Private Securities Litigation Act of 1995. This Act provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the expected results. All statements other than statements of historical fact made in this document are forward looking. In some cases, they can be identified by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should consider various factors that may cause actual results to differ materially from any forward-looking statements.
As used in this Current Report on form 8-K, “Company,” “us,” “we,” “our” and similar terms means Catuity Inc., a Delaware corporation.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievement. Moreover, neither we nor any other person assumes liability for the accuracy and completeness of the forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: changes in currency exchange rates from period to period, inflation rates in the United States and Australia, recession, and other external economic factors over which the Company has no control; the timing and speed with which customers and prospects execute their plans for the use of our loyalty software processing and services; continued development of the Company’s software products; competitive product and pricing pressures; use of internally developed software applications; patent and other litigation risks; the risk of key staff leaving the Company; the risk that major customers of the Company’s products and services reduce their requirements or terminate their arrangements with the Company; as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of these and certain other factors, please refer to the discussion of “Risk Factors” contained in our Annual Report on Form 10-KSB for the year ended December 31, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATUITY INC. (Registrant)
By	/s/ Debra Hoopes
Debra Hoopes
Senior Vice President and Chief Financial Officer

Date: June 19, 2007

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